ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Mar. 31, 2025
Accounts Payable And Accrued Liabilities
Accounts payable	$ 1,597	$ 427
Accrued bonuses and other payroll-related expenses	64	89
Accrued accounting and auditing fees	26	155
Accrued legal fees	1,214	60
Accrued other professional fees		262
Due to executives	166
Accrued CRO		80
Accrued clinical and R&D services		14
Other	532	13
Total accounts payable and accrued liabilities	$ 3,599	$ 1,100